EXHIBIT 10.30

                         OPTIONS CANCELLATION AGREEMENT

I hereby agree to cancel on the date hereof the options to acquire the 500,000 common shares of vFinance.com, Inc. granted to me on June 1, 2000.

Dated: January 1, 2001


                                                     /s/ LEONARD J. SOKOLOW
                                                     ----------------------
                                                     Leonard J. Sokolow